UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number 811-3694

                       Oppenheimer Gold & Special Minerals Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                        (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                         (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  June 30

Date of reporting period:  July 1, 2002 - June 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended June 30, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. Over the 12-month period ended June 30, 2003, the Fund's performance was driven primarily by changes in gold prices and the value of gold-related stocks, which remained the Fund's primary focus, accounting for roughly 90% of assets under investment. Among gold stocks, we generally maintained our focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. (Holding Co.) and AngloGold Ltd. We also invested in a significant number of small-to-intermediate gold producers with experienced management, good reserves and solid financial resources, such as Goldcorp, Inc., and Glamis Gold Ltd. We believed such companies were well positioned to achieve significant levels of profitability if gold prices remained over $325 per ounce for a meaningful period of time.
   Industry consolidation also played an important role in the Fund's performance and investment approach during the period. Large, successful companies continued to buy established competitors and promising newcomers. Shortly before the end of the period, for example, AngloGold Ltd., one of the Fund's largest holdings, announced its intention to merge with Ashanti Goldfields Co. Ltd., another of the Fund's top holdings. By June 30, 2003, fewer than 15 major companies remained on the global gold mining scene. The Fund responded to these developments by amending its prospectus on January 17, 2003. By classifying the Fund as a "non-diversified" fund, we gave ourselves the flexibility to invest a greater percentage of assets in any single security. As a result, where previously we would have been forced to sell some stock upon a merger of two major holdings, we can now continue to invest in the combined company to the full extent warranted by its fundamentals and prospects. The Fund can therefore focus on the best companies in its investment universe in the proportions we believe most accurately reflect each stock's value and potential for growth.
   Generally, our individual holdings performed as well as or better than market averages during the period. However, two holdings provided significantly disappointing results. Meridian Gold, Inc., an intermediate gold producer, declined in value when political disputes delayed its development of promising new fields in Argentina. In addition, Impala Platinum Holdings Ltd., faced unexpected difficulties renegotiating mining rights to a key South African platinum site, forcing the stock lower. Our analysis of these two situations yielded different results. In the case of Meridian, we determined that the company's

5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

long-term prospects remained strong, and so we retained our position. Impala, however, faced additional difficulties related to sluggish industrial demand for platinum, leading us to sell our shares.
   Despite our decision to sell Impala shares, we continued to allocate roughly 10% of the Fund's assets to platinum and other special mineral stocks. Although these holdings generally did not perform as strongly as the Fund's gold-related stocks, we believe they provided investors a measure of protection against unexpected downturns in the gold market, while offering the potential of capital appreciation in the event of accelerating economic growth.
   The Fund's holdings, management and strategies are subject to change. Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until June 30, 2003. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index. The Fund's investments are concentrated in one group of industries while the Morgan Stanley Capital International World Index includes companies from different industries with different degrees of volatility and returns.



6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Gold and Special Minerals Fund (Class A)
     Morgan Stanley Capital International (MSCI) World Index

                                   [GRAPHIC]
          [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                 Oppenheimer Gold and             Morgan Stanley Capital
    Date     Special Minerals Fund (Class A)  International (MSCI) World Index
   ------    -------------------------------  --------------------------------
 06/30/1993              9,425.00                       10,000.00
 09/30/1993              8,545.00                       10,482.00
 12/31/1993             10,956.00                       10,664.00
 03/31/1994             10,817.00                       10,741.00
 06/30/1994             10,203.00                       11,077.00
 09/30/1994             11,632.00                       11,328.00
 12/31/1994             10,302.00                       11,259.00
 03/31/1995              9,939.00                       11,801.00
 06/30/1995             10,410.00                       12,320.00
 09/30/1995             10,688.00                       13,023.00
 12/31/1995             10,146.00                       13,659.00
 03/31/1996             11,551.00                       14,231.00
 06/30/1996             10,976.00                       14,660.00
 09/30/1996             10,876.00                       14,873.00
 12/31/1996             10,766.00                       15,571.00
 03/31/1997             10,393.00                       15,632.00
 06/30/1997              9,856.00                       18,003.00
 09/30/1997             10,027.00                       18,536.00
 12/31/1997              7,329.00                       18,097.00
 03/31/1998              8,118.00                       20,708.00
 06/30/1998              6,877.00                       21,147.00
 09/30/1998              7,322.00                       18,630.00
 12/31/1998              7,235.00                       22,584.00
 03/31/1999              7,141.00                       23,410.00
 06/30/1999              7,704.00                       24,547.00
 09/30/1999              9,135.00                       24,203.00
 12/31/1999              8,349.00                       28,307.00
 03/31/2000              7,136.00                       28,618.00
 06/30/2000              7,024.00                       27,624.00
 09/30/2000              6,697.00                       26,256.00
 12/31/2000              7,087.00                       24,651.00
 03/31/2001              6,874.00                       21,502.00
 06/30/2001              8,120.00                       22,098.00
 09/30/2001              8,029.00                       18,937.00
 12/31/2001              8,485.00                       20,578.00
 03/31/2002             10,970.00                       20,706.00
 06/30/2002             11,494.00                       18,808.00
 09/30/2002             10,987.00                       15,366.00
 12/31/2002             12,090.00                       16,557.00
 03/31/2003             10,385.00                       15,738.00
 06/30/2003             11,994.00                       18,453.00

Average Annual Total Returns of Class A Shares of the Fund at 6/30/03*
1-Year  -1.65%     5-Year 10.45%    10-Year 1.84%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Gold and Special Minerals Fund (Class B)
     Morgan Stanley Capital International (MSCI) World Index


                                   [GRAPHIC]
          [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


              Oppenheimer Gold and                Morgan Stanley Capital
 Date      Special Minerals Fund (Class B)     International (MSCI) World Index
 -----     -------------------------------     --------------------------------
 11/01/1995          10,000.00                           10,000.00
 12/31/1995          10,615.00                           10,654.00
 03/31/1996          12,049.00                           11,100.00
 06/30/1996          11,425.00                           11,434.00
 09/30/1996          11,296.00                           11,600.00
 12/31/1996          11,158.00                           12,145.00
 03/31/1997          10,753.00                           12,193.00
 06/30/1997          10,170.00                           14,042.00
 09/30/1997          10,332.00                           14,457.00
 12/31/1997           7,547.00                           14,115.00
 03/31/1998           8,340.00                           16,152.00
 06/30/1998           7,045.00                           16,495.00
 09/30/1998           7,490.00                           14,531.00
 12/31/1998           7,377.00                           17,615.00
 03/31/1999           7,271.00                           18,259.00
 06/30/1999           7,830.00                           19,146.00
 09/30/1999           9,271.00                           18,878.00
 12/31/1999           8,455.00                           22,079.00
 03/31/2000           7,208.00                           22,322.00
 06/30/2000           7,085.00                           21,546.00
 09/30/2000           6,740.00                           20,479.00
 12/31/2000           7,127.00                           19,227.00
 03/31/2001           6,893.00                           16,771.00
 06/30/2001           8,130.00                           17,236.00
 09/30/2001           8,030.00                           14,771.00
 12/31/2001           8,474.00                           16,050.00
 03/31/2002          10,955.00                           16,150.00
 06/30/2002          11,479.00                           14,670.00
 09/30/2002          10,973.00                           11,985.00
 12/31/2002          12,074.00                           12,914.00
 03/31/2003          10,372.00                           12,276.00
 06/30/2003          11,979.00                           14,393.00

Average Annual Total Returns of Class B Shares of the Fund at 6/30/03*
1-Year  -1.44%    5-Year 10.65%    Since Inception 2.38%

*See Notes on page 9 for further details.
The performance information for the Morgan Stanley Capital International (MSCI) World Index in the graphs begins on 6/30/93 for Class A, 10/31/95 for Class B and Class C and 2/28/01 for Class N shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.



7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Gold and Special Minerals Fund (Class C)
     Morgan Stanley Capital International (MSCI) World Index


                                   [GRAPHIC]
          [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

              Oppenheimer Gold and                Morgan Stanley Capital
 Date      Special Minerals Fund (Class C)     International (MSCI) World Index
 -----     -------------------------------     --------------------------------
11/01/1995             10,000.00                         10,000.00
12/31/1995             10,615.00                         10,654.00
03/31/1996             12,057.00                         11,100.00
06/30/1996             11,441.00                         11,434.00
09/30/1996             11,312.00                         11,600.00
12/31/1996             11,174.00                         12,145.00
03/31/1997             10,769.00                         12,193.00
06/30/1997             10,194.00                         14,042.00
09/30/1997             10,348.00                         14,457.00
12/31/1997              7,555.00                         14,115.00
03/31/1998              8,348.00                         16,152.00
06/30/1998              7,061.00                         16,495.00
09/30/1998              7,506.00                         14,531.00
12/31/1998              7,401.00                         17,615.00
03/31/1999              7,287.00                         18,259.00
06/30/1999              7,846.00                         19,146.00
09/30/1999              9,296.00                         18,878.00
12/31/1999              8,478.00                         22,079.00
03/31/2000              7,231.00                         22,322.00
06/30/2000              7,107.00                         21,546.00
09/30/2000              6,763.00                         20,479.00
12/31/2000              7,140.00                         19,227.00
03/31/2001              6,914.00                         16,771.00
06/30/2001              8,153.00                         17,236.00
09/30/2001              8,044.00                         14,771.00
12/31/2001              8,482.00                         16,050.00
03/31/2002             10,945.00                         16,150.00
06/30/2002             11,452.00                         14,670.00
09/30/2002             10,919.00                         11,985.00
12/31/2002             12,000.00                         12,914.00
03/31/2003             10,287.00                         12,276.00
06/30/2003             11,868.00                         14,393.00



Average Annual Total Returns of Class C Shares of the Fund at 6/30/03*
1-Year  2.63%    5-Year 10.94%     Since Inception 2.26%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Gold and Special Minerals Fund (Class N)
     Morgan Stanley Capital International (MSCI) World Index


                                   [GRAPHIC]
          [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


              Oppenheimer Gold and                Morgan Stanley Capital
 Date      Special Minerals Fund (Class N)     International (MSCI) World Index
 -----     -------------------------------     --------------------------------
 03/01/2001             10,000.00                      10,000.00
 03/31/2001              9,199.00                       9,345.00
 06/30/2001             10,856.00                       9,604.00
 09/30/2001             10,724.00                       8,231.00
 12/31/2001             11,303.00                       8,944.00
 03/31/2002             14,626.00                       8,999.00
 06/30/2002             15,304.00                       8,174.00
 09/30/2002             14,626.00                       6,678.00
 12/31/2002             16,083.00                       7,196.00
 03/31/2003             13,810.00                       6,840.00
 06/30/2003             15,943.00                       8,020.00


Average Annual Total Returns of Class N Shares of the Fund at 6/30/03*
1-Year  3.17%     Since Inception  22.16%

*See Notes on page 9 for further details.
The performance information for the Morgan Stanley Capital International (MSCI) World Index in the graphs begins on 6/30/93 for Class A, 10/31/95 for Class B and Class C and 2/28/01 for Class N shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.



8 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2003
--------------------------------------------------------------------------------

                                                                 Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
 Common Stocks--99.1%
--------------------------------------------------------------------------------
 Industrials--0.4%
--------------------------------------------------------------------------------
 Machinery--0.4%
 Trans Hex Group Ltd.                                   310,100  $     850,607
--------------------------------------------------------------------------------
 Materials--98.7%
--------------------------------------------------------------------------------
 Metals & Mining--98.7%
 Aber Diamond Corp. 1                                   187,300      3,807,342
--------------------------------------------------------------------------------
 Agnico-Eagle Mines Ltd.                                392,000      4,547,200
--------------------------------------------------------------------------------
 Agnico-Eagle Mines Ltd.                                290,000      3,318,859
--------------------------------------------------------------------------------
 Alcan, Inc.                                             81,100      2,537,619
--------------------------------------------------------------------------------
 Anglo American
 Platinum Corp. Ltd.                                    280,600      8,836,471
--------------------------------------------------------------------------------
 AngloGold Ltd.,
 Sponsored ADR                                          283,807      9,053,443
--------------------------------------------------------------------------------
 Apex Silver Mines Ltd. 1                               270,000      3,982,500
--------------------------------------------------------------------------------
 ASA Ltd.                                                70,000      2,642,500
--------------------------------------------------------------------------------
 Ashanti Goldfields
 Co. Ltd.,
 Sponsored GDR 1                                      1,581,220     12,602,323
--------------------------------------------------------------------------------
 Avgold Ltd. 1                                          100,000        101,864
--------------------------------------------------------------------------------
 Barrick Gold Corp.                                     531,900      9,521,010
--------------------------------------------------------------------------------
 Cambior, Inc. 1                                      2,188,900      2,931,958
--------------------------------------------------------------------------------
 Compania de Minas
 Buenaventura SA,
 Sponsored ADR,
 B Shares                                               260,000      7,823,400
--------------------------------------------------------------------------------
 Durban Roodeport
 Deep Ltd.,
 Sponsored ADR1                                         770,000      1,940,400
--------------------------------------------------------------------------------
 Glamis Gold Ltd. 1                                     262,300      3,008,581
--------------------------------------------------------------------------------
 Gold Fields Ltd.,
 Sponsored ADR                                          890,000     10,840,200
--------------------------------------------------------------------------------
 Goldcorp, Inc.                                         860,000     10,320,000
--------------------------------------------------------------------------------
 Golden Star
 Resources Ltd. 1                                       560,000      1,463,110
--------------------------------------------------------------------------------
 Harmony Gold
 Mining Co. Ltd.,
 Sponsored ADR                                          762,000     10,264,140

                                                                 Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
 Metals & Mining Continued
 Hecla Mining Co. 1                                     729,700  $   3,086,631
--------------------------------------------------------------------------------
 IAMGOLD Corp.                                        1,292,400      6,277,711
--------------------------------------------------------------------------------
 Ivanhoe Mines Ltd. 1                                 1,140,000      2,802,282
--------------------------------------------------------------------------------
 JFE Holdings, Inc.                                     150,000      2,248,595
--------------------------------------------------------------------------------
 Johnson Matthey plc                                    140,000      2,039,915
--------------------------------------------------------------------------------
 Kinross Gold Corp. 1                                   745,290      5,030,708
--------------------------------------------------------------------------------
 Lihir Gold Ltd.                                      2,310,300      2,014,224
--------------------------------------------------------------------------------
 LionOre Mining
 International Ltd. 1                                   301,700      1,232,335
--------------------------------------------------------------------------------
 Meridian Gold, Inc. 1                                  817,100      9,388,479
--------------------------------------------------------------------------------
 Newcrest Mining Ltd.                                 1,008,997      5,176,631
--------------------------------------------------------------------------------
 Newmont Mining
 Corp. (Holding Co.)                                    671,605     21,800,298
--------------------------------------------------------------------------------
 Northgate Exploration Ltd. 1                         1,350,000      1,390,984
--------------------------------------------------------------------------------
 Placer Dome, Inc.                                    1,140,000     13,987,800
--------------------------------------------------------------------------------
 Randgold Resources
 Ltd., ADR 1                                            240,800      4,093,600
--------------------------------------------------------------------------------
 Sons of Gwalia Ltd.                                  1,868,400      2,881,998
--------------------------------------------------------------------------------
 SouthernEra Resources
 Ltd. 1                                                 243,200        946,847
--------------------------------------------------------------------------------
 Wheaton River
 Minerals Ltd. 1                                      2,739,700      3,427,776
                                                                 ---------------
                                                                   197,369,734
                                                                 ---------------

 Total Common Stocks
 (Cost $179,562,289)                                               198,220,341

                                                        Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.1%

 Goldcorp, Inc. Wts.,
 Exp. 4/30/07 1                                           7,500         59,925
--------------------------------------------------------------------------------
 Wheaton River Minerals
 Ltd. Wts., Exp. 5/30/07 1                              125,000         57,037
                                                                 ---------------

 Total Rights, Warrants
 and Certificates
 (Cost $95,520)                                                        116,962

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                      Principal   Market Value
                                                        Amount     See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--0.4%

 Undivided interest of 0.32% in joint repurchase agreement
 (Principal Amount/Market Value $259,526,000,
 with a maturity value of $259,533,642) with Banc
 One Capital Markets, Inc., 1.06%, dated 6/30/03, to
 be repurchased at $830,024 on 7/1/03, collateralized
 by U.S. Treasury Nts., 4.75%--5.875%, 2/15/04, with
 a value of $117,973,141 and U.S. Treasury Bonds,
 1.75%--3.375%, 4/30/04--12/31/04, with a
 value of $146,937,726
 (Cost $830,000)                                       $830,000  $     830,000

--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $180,487,809)                                       99.6%   199,167,303
--------------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                                         0.4        759,052
                                                       -------------------------
 Net Assets                                               100.0% $ 199,926,355
                                                       =========================


 Footnotes to Statement of Investments
 1. Non-income producing security.

 Outstanding written put options are as follows:

                                   Contract     Expiration     Exercise    Premium   Market Value
                             Subject to Put           Date        Price   Received     See Note 1
-------------------------------------------------------------------------------------------------
 Barrick Gold Corp.                   1,700        7/21/03       $15.00    $72,599            $--

 Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

 Geographic Holdings                                                Market Value          Percent
-------------------------------------------------------------------------------------------------
 Canada                                                           $    76,669,084            38.5%
 South Africa                                                          57,131,948            28.7
 United States                                                         39,199,008            19.7
 Australia                                                             10,072,853             5.1
 Peru                                                                   7,823,400             3.9
 Cayman Islands                                                         3,982,500             2.0
 Japan                                                                  2,248,595             1.1
 Great Britain                                                          2,039,915             1.0
                                                                  -------------------------------
 Total                                                            $   199,167,303           100.0%
                                                                  ===============================


 See accompanying Notes to Financial Statements.



11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $180,487,809)--see accompanying statement                  $199,167,303
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                          4,312,961
 Shares of beneficial interest sold                                                          571,828
 Interest and dividends                                                                      101,178
 Other                                                                                         3,624
                                                                                        --------------
 Total assets                                                                            204,156,894

------------------------------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                                              282,970
------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $72,599)--see accompanying statement                --
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                    2,248,312
 Investments purchased                                                                     1,426,493
 Distribution and service plan fees                                                          117,561
 Shareholder reports                                                                          57,358
 Transfer and shareholder servicing agent fees                                                52,125
 Trustees' compensation                                                                       19,299
 Other                                                                                        26,421
                                                                                        --------------
 Total liabilities                                                                         4,230,539


------------------------------------------------------------------------------------------------------
 Net Assets                                                                             $199,926,355
                                                                                        ==============

------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                                        $184,629,857
------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                    (3,911,504)
------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign currency transactions              462,024
------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities
 denominated in foreign currencies                                                        18,745,978
                                                                                        --------------
 Net Assets                                                                             $199,926,355
                                                                                        ==============

12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $131,182,975 and 9,509,729 shares of beneficial interest outstanding)                        $13.79
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                              $14.63
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,425,724
 and 3,067,736 shares of beneficial interest outstanding)                                     $13.50
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,898,579
 and 1,917,524 shares of beneficial interest outstanding)                                     $13.51
------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,419,077
 and 103,752 shares of beneficial interest outstanding)                                       $13.68

 See accompanying Notes to Financial Statements.

13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  for the Year Ended June 30, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding taxes of $131,750)                               $  3,467,114
------------------------------------------------------------------------------------------------------
 Interest                                                                                     48,475
                                                                                        --------------
 Total investment income                                                                   3,515,589

------------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                           1,415,223
------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                     302,067
 Class B                                                                                     382,304
 Class C                                                                                     216,513
 Class N                                                                                       3,856
------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                     378,316
 Class B                                                                                     119,126
 Class C                                                                                      56,486
 Class N                                                                                       3,357
------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                         109,782
------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                  72,418
------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                        7,474
------------------------------------------------------------------------------------------------------
 Other                                                                                        41,680
                                                                                        --------------
 Total expenses                                                                            3,108,602
 Less reduction to custodian expenses                                                         (1,271)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N                (864)
                                                                                        --------------
 Net expenses                                                                              3,106,467

------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                       409,122

 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                    13,483,168
 Closing and expiration of option contracts written                                          (92,001)
 Foreign currency transactions                                                             1,384,431
 Net increase from payment by affiliate and net gains (losses)
 realized on the disposal of investments in violation of investment restrictions             265,013
                                                                                        --------------
 Net realized gain                                                                        15,040,611
------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                             (21,422,949)
 Translation of assets and liabilities denominated in foreign currencies                  10,820,436
                                                                                        --------------
 Net change in unrealized depreciation                                                   (10,602,513)
------------------------------------------------------------------------------------------------------

 Net Increase in Net Assets Resulting from Operations                                   $  4,847,220
                                                                                        ==============

 See accompanying Notes to Financial Statements.

14 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 Year Ended June 30,                                                                    2003               2002
-----------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                          $    409,122       $    102,632
-----------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                15,040,611          3,850,413
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                            (10,602,513)        31,363,713
                                                                                ---------------------------------
 Net increase in net assets resulting from operations                              4,847,220         35,316,758

-----------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                          (1,502,583)        (2,919,810)
 Class B                                                                            (183,324)          (757,411)
 Class C                                                                            (107,362)          (375,330)
 Class N                                                                              (7,661)              (117)

-----------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                          11,194,743         38,946,250
 Class B                                                                           4,444,731         12,864,587
 Class C                                                                           7,990,546          6,206,870
 Class N                                                                           1,215,483            123,549

-----------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                   27,891,793         89,405,346
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                             172,034,562         82,629,216
                                                                                ---------------------------------
 End of period [including overdistributed net investment
 income of $3,911,504 and $4,106,959, respectively]                             $199,926,355       $172,034,562
                                                                                =================================



 See accompanying Notes to Financial Statements.

15 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



 Class A        Year Ended June 30,                 2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $13.37       $ 9.91       $ 8.80       $ 9.85       $ 8.81
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .07          .19          .14          .06          .06
 Net realized and unrealized gain (loss)             .50         3.74         1.20         (.91)        1.00
                                                  -------------------------------------------------------------
 Total from investment operations                    .57         3.93         1.34         (.85)        1.06
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.15)        (.47)        (.23)        (.20)        (.02)
                                                  -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.15)        (.47)        (.23)        (.20)        (.02)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $13.79       $13.37        $9.91        $8.80        $9.85
                                                  =============================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 4.35% 2     41.56%       15.60%       (8.83)%      12.03%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $131,183     $117,794      $57,294      $61,298      $78,514
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $128,266     $ 76,482      $54,347      $72,512      $78,932
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                              0.46%        0.34%        1.82%        0.66%        0.62%
 Expenses, gross                                    1.40%        1.45%        1.34%        1.41%        1.62%
 Expenses, net                                      1.40% 4      1.45% 4,5    1.34% 4      1.41% 4      1.62% 4
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             134%          60%          25%          36%          45%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.28%.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


16 OPPENHEIMER GOLD & SPECIAL MINERALS FUND


 Class B        Year Ended June 30,                 2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $13.10       $ 9.73       $ 8.63       $ 9.67       $ 8.70
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                       (.01)         .16          .09          .01           --
 Net realized and unrealized gain (loss)             .47         3.62         1.16         (.92)         .97
                                                  -------------------------------------------------------------
 Total from investment operations                    .46         3.78         1.25         (.91)         .97
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.06)        (.41)        (.15)        (.13)          --
                                                  -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.06)        (.41)        (.15)        (.13)          --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $13.50       $13.10       $ 9.73       $ 8.63       $ 9.67
                                                  =============================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 3.57% 2     40.46%       14.76%       (9.52)%      11.15%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $41,426      $36,585      $16,990      $15,907      $14,528
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $38,243      $23,133      $14,554      $16,624      $12,369
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                      (0.34)%      (0.51)%       0.98%       (0.17)%      (0.22)%
 Expenses, gross                                    2.18%        2.22%        2.11%        2.19%        2.41%
 Expenses, net                                      2.18% 4      2.22% 4,5    2.11% 4      2.19% 4      2.41% 4
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             134%          60%          25%          36%          45%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.50%.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.



17 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------



 Class C        Year Ended June 30,                 2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $13.11       $ 9.74       $ 8.66       $ 9.69       $ 8.72
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        .09          .15          .13          .01         (.02)
 Net realized and unrealized gain (loss)             .38         3.63         1.12         (.91)         .99
                                                  -------------------------------------------------------------
 Total from investment operations                    .47         3.78         1.25         (.90)         .97
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.07)        (.41)        (.17)        (.13)          --
                                                  -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.07)        (.41)        (.17)        (.13)          --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $13.51       $13.11       $ 9.74       $ 8.66       $ 9.69
                                                  =============================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 3.63% 2     40.46%       14.71%       (9.42)%      11.12%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $25,899      $17,526       $8,344       $6,279       $5,900
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $21,672      $11,090       $6,714       $6,579       $5,276
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                      (0.26)%      (0.38)%       1.01%       (0.13)%      (0.22)%
 Expenses, gross                                    2.13%        2.22%        2.11%        2.19%        2.40%
 Expenses, net                                      2.13% 4      2.22% 4,5    2.11% 4      2.19% 4      2.40% 4
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             134%          60%          25%          36%          45%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.56%.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


18 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 Class N        Year Ended June 30,                           2003        2002      2001 1
-------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                       $13.31      $ 9.89     $ 9.11
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  .01         .47       (.06)
 Net realized and unrealized gain                              .53        3.40        .84
                                                            -------------------------------
 Total from investment operations                              .54        3.87        .78
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.17)       (.45)        --
                                                            -------------------------------
 Total dividends and/or distributions to shareholders         (.17)       (.45)        --
-------------------------------------------------------------------------------------------
 Net asset value, end of period                             $13.68      $13.31      $9.89
                                                            ===============================

-------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           4.17% 3    40.97%      8.56%

-------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                   $1,419        $130         $1
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $  775        $ 34         $1
-------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                 0.13%       1.87%     (2.09)%
 Expenses, gross                                              1.80%       1.69%      1.11%
 Expenses, net                                                1.69% 5,6   1.69% 5,7  1.11% 5
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       134%         60%        25%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.10%.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.
7. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.



19 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

20 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.
                                                                  Net Unrealized
                                                                    Appreciation
      Undistributed   Undistributed          Accumulated        Based on Cost of
      Net Investment      Long-Term                 Loss  Securities for Federal
      Income                  Gains   Carryforward 1,2,3     Income Tax Purposes
      --------------------------------------------------------------------------
      $--                  $950,922             $205,585             $14,568,571

 1. During the fiscal year the Fund utilized $11,403,409 of capital loss carryforward to offset capital gains realized in the current fiscal year.
 2. The Fund had approximately $99,000 of post-October foreign currency losses which were deferred.
 3. The Fund had approximately $106,000 of straddle losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


21 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

                 To               From                               Net
                 Ordinary      Capital      Tax Return        Investment
                 Income        Gains 3      of Capital              Loss
                 -------------------------------------------------------
                 $1,587,263   $859,538             $--        $1,372,012

 3. $644,287, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

 The tax character of distributions paid during the years ended June 30, 2003 and June 30, 2002 were as follows:
                                           Year Ended        Year Ended
                                        June 30, 2003     June 30, 2002
                 -------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $1,800,930        $4,052,668

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal Tax Cost                   $184,665,215
                                                    ============

                 Gross unrealized appreciation      $ 19,880,628
                 Gross unrealized depreciation        (5,312,057)
                                                    ------------
                 Net unrealized appreciation        $ 14,568,571
                                                    ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 2003, the Fund's projected benefit obligations were decreased by $941 and payments of $4,032 were made to retired trustees, resulting in an accumulated liability of $17,412 as of June 30, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at




22 OPPENHEIMER GOLD & SPECIAL MINERALS FUND
 the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    Year Ended June 30, 2003       Year Ended June 30, 2002
                                     Shares           Amount         Shares          Amount
---------------------------------------------------------------------------------------------
 Class A
 Sold                            12,695,881    $ 162,153,290      8,322,140    $100,331,213
 Dividends and/or
 distributions reinvested            97,913        1,224,902        267,270       2,541,740
 Redeemed                       (12,093,039)    (152,183,449)    (5,561,982)    (63,926,703)
                                -------------------------------------------------------------
 Net increase                       700,755    $  11,194,743      3,027,428    $ 38,946,250
                                =============================================================

---------------------------------------------------------------------------------------------
 Class B
 Sold                             2,918,264    $  37,034,790      3,660,475    $ 41,852,656
 Dividends and/or
 distributions reinvested            12,921          158,928         62,421         584,267
 Redeemed                        (2,655,129)     (32,748,987)    (2,677,452)    (29,572,336)
                                -------------------------------------------------------------
 Net increase                       276,056    $   4,444,731      1,045,444    $ 12,864,587
                                =============================================================

---------------------------------------------------------------------------------------------
 Class C
 Sold                             2,514,063    $  32,027,347      1,579,176    $ 19,362,036
 Dividends and/or
 distributions reinvested             7,322           90,069         33,318         311,857
 Redeemed                        (1,940,814)     (24,126,870)    (1,132,516)    (13,467,023)
                                -------------------------------------------------------------
 Net increase                       580,571    $   7,990,546        479,978    $  6,206,870
                                =============================================================

---------------------------------------------------------------------------------------------
 Class N
 Sold                               225,369    $   2,872,002         28,371    $    370,114
 Dividends and/or
 distributions reinvested               615            7,642              7              67
 Redeemed                          (132,004)      (1,664,161)       (18,716)       (246,632)
                                -------------------------------------------------------------
 Net increase                        93,980    $   1,215,483          9,662    $    123,549
                                =============================================================

23 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2003, were $268,919,442 and $246,818,228, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.
    For the year ended June 30, 2003, the Manager voluntarily agreed to reimburse the Fund in the amount of $37,779 for an investment restriction violation. As a result of the investment restriction violation, the Fund sold certain securities resulting in realized gains of $265,013 and realized losses of $37,779.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 Aggregate         Class a     Concessions     Concessions     Concessions       Concessions
                 Front-end       Front-End      On Class A      On Class B      On Class C        On Class N
             Sales Charges   Sales Charges          Shares          Shares          Shares            Shares
                On Class A     Retained by     Advanced by     Advanced by     Advanced by       Advanced by
 Year Ended         Shares     Distributor    Distributor 1    Distributor 1   Distributor 1     Distributor 1
---------------------------------------------------------------------------------------------------------------
 June 30, 2003    $733,463        $137,696         $137,358       $576,012        $152,019           $25,935

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                               Class A        Class B        Class C         Class N
                            Contingent     Contingent     Contingent      Contingent
                              Deferred       Deferred       Deferred        Deferred
                         Sales Charges  Sales Charges  Sales Charges   Sales Charges
                           Retained by    Retained by    Retained by     Retained by
 Year Ended                Distributor    Distributor    Distributor     Distributor
-------------------------------------------------------------------------------------
 June 30, 2003                 $25,010       $171,483        $25,057         $16,446





24 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended June 30, 2003, expense under the Class A Plan totaled $302,067, all of which were paid by the Distributor to recipients, which includes $2,230 retained by the Distributor and $78,581 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended June 30, 2003, were as follows:

                                                                          Distributor's
                                                           Distributor's      Aggregate
                                                               Aggregate   Unreimbursed
                                                            Unreimbursed  Expenses as %
                          Total Payments  Amount Retained       Expenses  of Net Assets
                              Under Plan   by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------------
 Class B Plan                   $382,304        $327,697      $1,422,459          3.43%
 Class C Plan                    216,513         115,348         471,975          1.82
 Class N Plan                      3,856           3,272          31,689          2.23


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    As of June 30, 2003, the Fund had no outstanding foreign currency contracts.




25 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended June 30, 2003 was as follows:

                                        Call Options                Put Options
                             -----------------------   ------------------------
                             Number of     Amount of   Number of      Amount of
                             Contracts      Premiums   Contracts       Premiums
--------------------------------------------------------------------------------
 Options outstanding as of
 June 30, 2002                      --     $      --          --       $     --
 Options written                 1,030       121,608       2,200         87,099
 Options closed or expired        (500)      (75,999)       (500)       (14,500)
 Options exercised                (530)      (45,609)         --             --
                             ---------------------------------------------------
 Options outstanding as of
 June 30, 2003                      --     $      --       1,700       $ 72,599
                             ===================================================


26 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at June 30, 2003.




27 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Gold & Special Minerals Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 July 22, 2003



28 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends of $0.1467, $0.0610, $0.0693 and $0.1684 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 12, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
    None of the dividends paid by the Fund during the year ended June 30, 2003 are eligible for the corporate dividend-received deduction.
    Dividends paid by the Fund during the fiscal year ended June 30, 2003 which are not designated as capital gain distribution, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


29 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 On January 16, 2003, the initial shareholder meeting was held at which shareholders elected all of the nominated Trustees and approved proposal 2 as described in the Fund's proxy statement for the meeting. The initial meeting was adjourned until February 6, 2003 and again until February 14, 2003 with respect to proposals 3(a) through 3(j) and 4(a) through 4(d) in order to solicit additional votes. On February 14, 2003, shareholders approved the remaining proposals 3(a) through 3(j) and 4(a) through 4(d) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast at the meetings:

--------------------------------------------------------------------------------
 Proposal No. 1
 1. The twelve* persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 Nominee                               For         Withheld               Total
--------------------------------------------------------------------------------
 Leon Levy*                  7,126,500.122      381,196.246       7,507,696.368
 Donald W. Spiro             7,167,179.378      340,516.990       7,507,696.368
 John V. Murphy              7,157,893.952      349,802.416       7,507,696.368
 Robert G. Galli             7,168,956.756      338,739.612       7,507,696.368
 Phillip A. Griffiths        7,184,874.825      322,821.543       7,507,696.368
 Benjamin Lipstein           7,149,231.268      358,465.100       7,507,696.368
 Joel W. Motley              7,165,080.959      342,615.409       7,507,696.368
 Elizabeth B. Moynihan       7,155,807.837      351,888.531       7,507,696.368
 Kenneth A. Randall          7,163,078.743      344,617.625       7,507,696.368
 Edward V. Regan             7,177,326.043      330,370.325       7,507,696.368
 Russell S. Reynolds, Jr.    7,174,844.726      332,851.642       7,507,696.368
 Clayton K. Yeutter          7,163,281.170      344,415.198       7,507,696.368

 * Mr. Levy resigned from the Board of Trustees effective January 1, 2003. Therefore only the remaining eleven Trustees will serve on the Fund's board.

                 For          Against         Abstain    Boker Non-Votes           Total
----------------------------------------------------------------------------------------
 Proposal No. 2

 2.    Approval to change the Fund's diversification status from diversified to non-diversified:
       5,183,726.780      801,027.057      453,581.531     1,069,361.000   7,507,696.368
----------------------------------------------------------------------------------------
 Proposal No. 3(a) through 3(j)

 3(a). Eliminate the fundamental investment policy with respect to purchasing securities on margin:
       5,081,761.148    1,389,508.116      431,877.296       485,864.000   7,389,010.560

 3(b). Amend the Fund's fundamental investment policy with respect to investing in real estate:
       5,399,988.679    1,126,848.661      376,309.220       485,864.000   7,389,010.560

 3(c). Amend the fundamental investment policy with respect to investing in commodities:
       5,333,585.687    1,137,541.812      432,019.061       485,864.000   7,389,010.560

 3(d). Eliminate the Fund's fundamental investment policy with respect to purchasing securities of issuers in which officers or trustees have interest:
       4,995,812.529    1,449,156.908      458,177.123       485,864.000   7,389,010.560

 3(e). Eliminate the Fund's fundamental investment policy with respect to investing in a company for the purpose of acquiring control:
       5,226,728.910    1,198,996.901      477,420.749       485,864.000   7,389,010.560



30 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                 For          Against         Abstain    Boker Non-Votes           Total
----------------------------------------------------------------------------------------
 3(f). Eliminate the Fund's fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs:
       5,375,762.055    1,112,912.520     414,471.985        485,864.000   7,389,010.560

 3(g). Replace the fundamental investment policy with respect to investing in other investment companies with a non-fundamental investment policy:
       5,102,911.908    1,361,516.613     438,718.039        485,864.000   7,389,010.560

 3(h). Amend the Fund's fundamental investment policy with respect to borrowing:
       4,969,912.686    1,471,010.301     462,223.573        485,864.000   7,389,010.560

 3(i). Eliminate the Fund's fundamental investment policy with respect to pledging assets:
       4,980,957.771    1,466,923.966     455,264.823        485,864.000   7,389,010.560

 3(j). Amend the Fund's fundamental investment policy with respect to lending:
       5,046,840.886    1,408,055.805     448,249.869        485,864.000   7,389,010.560
----------------------------------------------------------------------------------------
 Proposal Nos. 4(a) through 4(d)

 Approval authorizing the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:

 4(a). Future amendments of the Declaration of Trust:
       5,239,554.991      995,638.657     667,952.912        485,864.000   7,389,010.560

 4(b). Reorganization of the Trust or its series or class:
       5,233,054.254    1,011,072.691     659,019.615        485,864.000   7,389,010.560

 4(c). Involuntary redemptions:
       5,069,150.589    1,178,659.425     655,336.546        485,864.000   7,389,010.560

 4(d). Other changes under the new Declaration of Trust:
       5,180,667.841    1,035,332.027     687,146.692        485,864.000   7,389,010.560




31 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with    Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age   by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                    The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                       Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Clayton K. Yeutter,            Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Chairman of the Board          Weyerhaeuser Corp. (since 1999) and Danielson Holding Corp. (since 2002);
of Trustees (since 2003);      formerly a director of Caterpillar, Inc. (1993-December 2002). Oversees 31
Trustee (since 1991)           portfolios in the OppenheimerFunds complex.
Age: 72

Robert G. Galli,               A trustee or director of other Oppenheimer funds. Formerly Trustee (May
Trustee (since 1996)           2000-2002) of Research Foundation of AIMR (investment research, non-profit) and
Age: 69                        Vice Chairman (October 1995-December 1997) of OppenheimerFunds, Inc., (the
                               Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,          A director (since 1991) of the Institute for Advanced Study, Princeton, N.J., a
Trustee (since 1999)           director (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward
Age: 64                        Academy, a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of
                               Arts and Sciences (since 1995), American Philosophical Society (since 1996) and
                               Council on Foreign Relations (since 2002). Formerly a director of Bankers Trust
                               New York Corporation (1994-1999). Oversees 31 portfolios in the OppenheimerFunds complex.

Joel W. Motley,                Director (since 2002) Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)           adviser); Managing Director (since 2002) Carmona Motley, Inc. (privately-held
Age: 51                        financial adviser); Formerly he held the following positions: Managing Director
                               (January 1998-December 2001), Carmona Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992-December 1997), Carmona
                               Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the
                               OppenheimerFunds complex.

Elizabeth B. Moynihan,         A director (since 2001 of Avatar Holding Co. (real estate), author and
Trustee (since 1992)           architectural historian; a trustee (since 1990) of the Freer Gallery of Art and
Age: 73                        Arthur M. Sackler Gallery of Smithsonian Institution. Formerly Trustee of the
                               National Building Museum (1992-2000) and a member of the Trustee Council
                               (2000-2002), a director (1996-2000) of Mhhtab Bagh Research Project, Agra ,
                               India (architectural history research project). Oversees 31 portfolios in the
                               OppenheimerFunds complex.

Kenneth A. Randall,            A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1983)           Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 76                        Dominion Energy, Inc. (electric power and oil & gas producer), President and
                               Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                               American Motorists Insurance Company and American Manufacturers Mutual Insurance
                               Company. Oversees 31 portfolios in the OppenheimerFunds complex.


Edward V. Regan,               President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)           director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 73                        and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                               Chairman of Municipal Assistance Corporation for the City of



32 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Edward V. Regan,               New York, New York State Comptroller and Trustee of New York State and Local
Continued                      Retirement Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,      Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1989)           governance consulting and executive recruiting); a life trustee of International
Age: 71                        House (non-profit educational organization), and a trustee (since 1996) of the
                               Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,               Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of               (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
the Board of Trustees,         OppenheimerFunds complex.
Trustee (since 1985)
Age: 77


------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York,
AND OFFICER                    NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee          (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                   other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                               Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                               Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                               (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                               Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                               of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                               OFI Institutional Asset Management, Inc. and Centennial Asset Management
                               Corporation (since November 2001), HarbourView Asset Management Corporation and
                               OFI Private Investments, Inc. (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                               Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                               and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                               Executive Vice President (since February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent company); a director (since June 1995)
                               of DLB Acquisition Corporation (a holding company that owns the shares of David
                               L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November
                               2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                               Insurance Company; President, Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                               1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                               wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 74 portfolios in the
                               OppenheimerFunds complex.


33 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OFFICERS                       The address of the Officers in the chart below is as follows: for Messrs. Li and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S.
                               Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Shanquan Li,                   Vice President of the Manager (since November 1998); an officer of 1 portfolio
Vice President (since 1997)    in the OppenheimerFunds complex; formerly Assistant Vice President of the
Age: 48                        Manager (January 1997 - November 1998).

Brian W. Wixted,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)         (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 43                        Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                               Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                               Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                               Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                               Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                               Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                               Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                               Services Division. An officer of 90 portfolios in the OppenheimerFunds complex.


Robert G. Zack,                Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)         of the Manager; General Counsel and a director (since November 2001) of
Age: 54                        OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                               (since November 2001) of HarbourView Asset Management Corporation; Vice
                               President and a director (since November 2000) of Oppenheimer Partnership
                               Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                               November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                               Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                               Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                               Centennial Asset Management Corporation; a director (since November 2001) of
                               Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                               (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                               (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                               November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                               (November 2001-February 2002) and Associate General Counsel (May 1981-October
                               2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                               1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                               Millennium Funds plc (October 1997-November 2001). An officer of 90 portfolios in the OppenheimerFunds complex.



The Fund's Statement of Additional Information contains additional information about the Fund's Trustee's and is available without charge upon request.



34 OPPENHEIMER GOLD & SPECIAL MINERALS FUND





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ITEM 2.  CODE OF ETHICS - NOT REQUIRED

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT - NOT REQUIRED

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  RESERVED

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of June 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)